UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 2007

SERACARE LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-33045	33-0056054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 West Street, West Bridgewater, MA		02379
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(508) 580-1900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On May 17, 2007, SeraCare Life Sciences, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Current Report”) with the Securities and Exchange Commission (the “SEC”) attaching, among other exhibits, the employment agreement previously executed between the Company and Gregory A. Gould. This Current Report is being filed solely for the purpose of correcting a clerical error contained in Mr. Gould’s employment agreement, which was attached as Exhibit 10.2 to the Initial Current Report. The complete and correct copy of Mr. Gould’s employment agreement is attached hereto as Exhibit 10.2. The remainder of the Initial Current Report has not been modified.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.2	Employment Agreement, dated August 16, 2006, between SeraCare Life Sciences, Inc. and Gregory A. Gould

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2007	SERACARE LIFE SCIENCES, INC.

	By:	/s/ Gregory A. Gould
Gregory A. Gould
Chief Financial Officer

EXHIBIT INDEX

10.2	Employment Agreement, dated August 16, 2006, between SeraCare Life Sciences, Inc. and Gregory A. Gould